EXHIBIT 10.2

                                    AMENDMENT
                              OF PURCHASE AGREEMENT

     THIS AMENDMENT OF PURCHASE AGREEMENT ("Agreement"), made and entered into to be effective as of the 26th day of December, 2005, by and between GSI GROUP CORPORATION, a Michigan corporation ("Seller"), and SAgE Aggregation LLC, a Delaware limited liability company ("Buyer").

                                    RECITALS

     A. In that certain Real Estate Purchase and Sale Agreement dated November 14, 2005 ("Purchase Agreement") by and between Seller, as seller, and Buyer, as buyer, Seller has agreed to sell to Buyer and Buyer has agreed to purchase from Seller certain real property lying and being in the County of Hennepin, State of Minnesota ("Property") as legally described in the Purchase Agreement.

     B. Seller and Buyer have agreed to amend the Closing Date (as defined in the Purchase Agreement) and the last day of the Study Period (as defined in the Purchase Agreement) to December 29, 2005.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:

     1. Recitals a Part Hereof. The Recitals set forth above shall be deemed a part of this Agreement and are hereby incorporated herein by reference.

     2. Amendment. All parties hereto agree that (i) "Closing Date" (as defined in the Purchase Agreement) shall be amended to "December 29, 2005" and (ii) the Study Period (as defined in the Purchase Agreement) shall be amended to end on December 29, 2005.

     3. Binding Effect; Consistency. The Purchase Agreement, as amended hereby, shall continue in full force and effect, subject to the terms and provisions thereof and hereof. In the event of any conflict between the terms of the Purchase Agreement and the terms of this Agreement, the terms of this Agreement shall control. This Agreement shall be binding upon and inure to the benefit of Seller, Buyer, and their respective successors and permitted assigns.

     4. Counterparts. This Agreement may be executed in counterparts, all of which, when taken together, shall constitute one and the same original.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date and year first above written.

                                        GSI GROUP CORPORATION,
                                        a Michigan corporation


                                        By:
                                            ------------------------------------
                                        Name: Robert L. Bowen
                                        Its: Chief Financial Officer

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                                        STAG II MAPLE GROVE, LLC,
                                        a Delaware limited liability company


                                        By:
                                            ------------------------------------
                                        Name: Benjamin S. Butcher
                                        Title: Auth. Person